Fourth Quarter 2015 Earnings Conference Call



February 25, 2016

FORWARD-LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Spartan Motors – 2016 Focal Points

1) Turnaround Emergency Response Business

- New leader is industry expert
- Consolidating sales force
- Reducing layers of management to improve communication
- Developing Spartan Preferred truck – 80/18/2 model
- Implementing more comprehensive pricing model
- Changing Go-To-Market strategy to be more responsive
- Simplifying product lineup and reducing complexity

Spartan Motors – 2016 Focal Points

2) Improve Operational Discipline and Performance

- Spartan Production System (SPS) developed and being implemented
  - Following automotive industry standards
  - Leveraging best practice and capabilities company-wide
  - Common systems and practices
- Lean manufacturing rolled out to DSV and SCV
  - Launching at Bristol and Charlotte during first quarter 2016
- Consolidating DSV's manufacturing footprint
  - Moving Wakarusa truck body production into Bristol facility

Spartan Motors – 2016 Focal Points

3) Increase Level of Accountability

- Change culture to one of accountability
- Enhance performance, ownership and leadership
- Greater focus on operational metrics, data-driven

Spartan Motors – 2016 Focal Points

4) Improve Quality and Reduce Warranty Expense

- Conducting a comprehensive review of all parts and vendors
  - Verify part design and vendor quality of all parts and vendors
  - Validating design through Finite Element Analysis (FEA)
  - Ensuring critical component designs exceed projected service requirement
- Following automotive industry standards and practices
- Hired quality/warranty engineers to drive warranty cost reductions

Spartan Motors – 2016 Focal Points

5) Strengthen and Develop the Team

- New leadership in critical positions:
  - Chief Financial Officer
  - President of Emergency Response
  - President of Specialty Vehicles
- Nearly 80% of senior executives joined Spartan within past year
- Upgraded four critical functions to ensure success of turnaround:
  - Corporate VP of Human Resources
  - Corporate Director of Engineering
  - Corporate Director of Manufacturing
  - Corporate Director of Quality
- Strong leadership critical to Spartan's long-term success

FOURTH QUARTER PERFORMANCE

- Net sales of $140.6M, up 18.4% from $118.7M
- Operating loss of $10.0M versus operating loss of $1.9M
- Adjusted operating loss of $2.3M excluding $7.7M non-recurring items, versus adjusted operating income of $0.2M
- Net loss of $9.5M, or ($0.28) per share, versus net loss of $0.1M, or ($0.00) per share


Revenues
($ in millions)
200
150
100
50
0
Q4 2015
Q4 2014


Consolidated Operating Income
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
Q4 2015
Q4 2014

FULL YEAR RESULTS

- Net sales of $550.4M, up 8.64% from $506.8M
- Operating loss of $12.5M versus operating loss of $1.2M
- Includes $17.0 million of non-recurring items
- Adjusted operating income of $4.5M excluding non-recurring items, versus adjusted operating income of $1.3M
- Income tax expense of $4.9M includes $5.1M adjustment to allowance for deferred tax assets
- Net loss of $17.0M, or ($0.50) per share, versus net income of $1.2M, or $0.03 per share



Revenues
($ in millions)
560
550
540
530
520
510
500
490
480
2015
2014



Consolidated Operating Income
($ in millions)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-14.0
2015
2014

SPARTAN MOTORS

NON-GAAP ADJUSTMENTS

4Q15 Adjustments to GAAP:*

- Adjusted operating loss of $2.3M
- Adjustments include:
  - Warranty accruals: $6.3M
  - Joint venture wind-down expense: $1.0M
  - Restructuring expense: $0.4M

Full Year 2015 Adjustments to GAAP:*

- Adjusted operating income of $4.5M
- Adjustments include:
  - Asset impairment: $2.2M
  - NHTSA settlement: $2.3M
  - Restructuring: $2.9M
  - Warranty and service campaigns: $8.6M
  - Joint venture wind-down expense: $1.0M

DSV – FOURTH QUARTER RESULTS

Summary Results: Delivery and Service Vehicles

- Revenue up 51.7% to $65.7M on higher aftermarket parts and up-fit revenue, favorable vehicle mix
- Operating income more than doubled to $4.5M from $2.2M
  - Higher operating income due to growth in vehicle up-fit revenue, aftermarket parts sales and favorable product mix


Revenues
($ in millions)
80
60
40
20
0
Q4 2015
Q4 2014


Operating Income
($ in millions)
5
4
3
2
1
0
Q4 2015
Q4 2014

SPARTAN MOTORS

DSV – FULL YEAR RESULTS

Summary Results: Delivery and Service Vehicles

- Revenue up 8.2% to $227.7M on higher aftermarket parts and up-fit revenue, favorable vehicle mix
- Operating income increased nearly 75% to $14.5M from $8.3M
  - Higher operating income due to growth in vehicle up-fit revenue, aftermarket parts sales and slightly lower operating expenses


Revenues
($ in millions)
230
225
220
215
210
205
200
2015
2014


Operating Income
($ in millions)
16
14
12
10
8
6
4
2
0
Q4 2015
Q4 2014

ER – FOURTH QUARTER RESULTS

Summary Results: Emergency Response

- Revenue decreased 11.3% to $40.6M, reflecting lower production and shipments
- Fourth quarter 2014 included $5.0M in revenue from fleet orders
- Operating loss of $12.2M versus operating loss of $3.6M
- Fourth quarter results included $5.9M warranty accruals and $1.0M charge on Gimaex JV termination and $0.4M restructuring expense



Revenues
($ in millions)
70
60
50
40
30
20
10
0
Q4 2015
Q4 2014



Operating Income
($ in millions)
0
-2
-4
-6
-8
-10
-12
-14
Q4 2015
Q4 2014

SPARTAN MOTORS

ER – FULL YEAR RESULTS

Summary Results: Emergency Response

- Revenue increased to $187.1M from $184.5 due to higher shipments of chassis to external customers
- Operating loss of $24.8M versus operating loss of $7.1M
- 2015 results included $7.2M warranty accruals, asset impairment of $2.2M, NHTSA settlement of $0.7M and restructuring expense of $2.9M
- Unfavorable mix and production relocation costs adversely impacted operating income by $6.9M



Revenues
($ in millions)
190
185
180
175
170
165
160
155
150
Q4 2015
Q4 2014



Operating Income
($ in millions)
0
-5
-10
-15
-20
-25
-30
Q4 2015
Q4 2014

SPARTAN MOTORS

SCV – FOURTH QUARTER RESULTS

Summary Results: Specialty Chassis and Vehicles

- Revenue increased 15.9% to $34.3M from $29.6M on higher motorhome chassis sales and Other revenue
- Operating income declined to $0.2M from $2.4M
- Operating results include impact of competitive pricing actions on motorhome chassis and $0.5M of additional warranty accruals



Revenues
($ in millions)
35
34
33
32
31
30
29
28
27
Q4 2015
Q4 2014



Operating Income
($ in millions)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q4 2015
Q4 2014

SPARTAN MOTORS

SCV – FULL YEAR RESULTS

Summary Results: Specialty Chassis and Vehicles

- Revenue increased 21.4% to $135.6M from $111.7M – all businesses reported revenue growth from 2014
- Operating income declined to $6.0M from $7.4M
- Operating results include impact of competitive pricing actions on motorhome chassis, NHTSA settlement and warranty accruals


Revenues
($ in millions)
160
140
120
100
80
60
40
20
0
2015
2014


Operating Income
($ in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2015
2014

SPARTAN MOTORS

BALANCE SHEET

- Year-end cash balance of $32.7M versus $28.6M at Dec 31, 2014 and $20.9M at Sept 30, 2015
- AR collection effort successful – year-end balance of $56.6M, down $12M from Sept 30
- Inventory reduced to $60.6M, down $18M from Sept 30
- Inventory management a major focus of working capital reduction throughout 2016

2016 OUTLOOK

- Revenue of $560 - $580 million
- Operating income of $3.0 – $5.0 million
  - Including restructuring expense of $1.0 - $1.5 million
- Income tax expense of $200,000 - $400,000
- EPS of $0.05 - $0.10 for full year 2016
- Expect to generate positive operating cash flow in 2016
- Current authority to repurchase approximately 618,000 shares
- Consider share repurchase depending on cash levels

CLOSING REMARKS

- Turnaround making progress after first year
- Order intake strong, especially at DSV
- SCV named sole chassis supplier to major customer
  - Additional orders expected from another chassis customer
  - In discussions to expand contract manufacturing business
- ER focused solely on profitability
  - Making operational improvements
  - Accepting only new business expected to be profitable
  - ER backlog extends 12+ months – limited impact of new business until 2017
  - New fleet orders with Philadelphia and Toronto

CLOSING REMARKS

- Implementing lean manufacturing at Bristol and Charlotte in Q1 2016
- Transferring truck body production from Wakarusa to Bristol in first half of 2016
- Multi-year turnaround continues, gaining momentum in early 2016

SPARTANMOTORS.COM

Fourth Quarter 2015 Appendix

NON-GAAP FINANCIAL INFORMATION

This release contains adjusted operating income, adjusted net income (loss) attributable to Spartan Motors and adjusted earnings (loss) per share measures, which are all Non-GAAP financial measures. These are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, non-cash asset impairment charges and a non-cash deferred tax asset valuation allowance. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to operating income, net income (loss) attributable to Spartan Motors or earnings (loss) per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following table reconciles operating income (loss) to adjusted operating income, net income (loss) attributable to Spartan Motors to adjusted net income (loss) attributable to Spartan Motors and earnings (loss) per share to adjusted earnings (loss) per share for the periods indicated.

NON-GAAP FINANCIAL INFORMATION

Reconciliation of Non-GAAP Financial Information

Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,			
	2015	% of sales	2014	% of sales
Operating income (loss)/Operating margin	$ (10,008)	-7.1%	$ (1,895)	-1.6%
Add back: restructuring charges	427	0.3%	1,882	1.6%
Add back: NHTSA settlement	-	0.0%	-	0.0%
Add back: asset impairment	-	0.0%	-	0.0%
Add back: warranty accruals	6,300	4.5%	-	0.0%
Add back: joint venture expenses	982	0.7%	236	0.2%
Adjusted operating income (loss)/Adjusted operating margin	$ (2,299)	-1.6%	$ 223	0.2%

	Year Ended December 31,			
	2015	% of sales	2014	% of sales
Operating income (loss)/Operating margin	$ (12,479)	-2.3%	$ (1,151)	-0.2%
Add back: restructuring charges	2,855	0.5%	2,157	0.4%
Add back: NHTSA settlement	2,269	0.4%	-	0.0%
Add back: asset impairment	2,234	0.4%	-	0.0%
Add back: warranty accruals	8,600	1.4%	-	0.0%
Add back: joint venture expenses	1,015	0.2%	289	0.1%
Adjusted operating income (loss)/Adjusted operating margin	$ 4,494	0.7%	$ 1,295	0.3%

FOR MORE INFORMATION:

Spartan Motors, Inc.
Greg Salchow
Group Treasurer &
Director of Investor Relations
517.997.3842


SPARTAN

www.spartanmotors.com